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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                     ------
                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 6, 2004

                          INGLES MARKETS, INCORPORATED
             (Exact name of registrant as specified in its charter)

       NORTH CAROLINA                  0-14706                  56-0846267
(State or other jurisdiction         (Commission               (IRS Employer
      of incorporation)              File Number)            Identification No.)

                       P.O. Box 6676, Asheville, NC 28816
                              (Address of Principal
                                Executive Offices)


                                 (828) 669-2941
              (Registrant's telephone number, including area code)

                                      None
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02      Results of Operations and Financial Condition.

        On December 6, 2004 Ingles Markets, Incorporated (Ingles) announced its sales for its fourth fiscal quarter and fiscal year ended September 25, 2004. A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

        In the same press release discussed above, Ingles also announced that it is the subject of an informal inquiry by the Securities and Exchange Commission
(SEC) regarding the accounting for a vendor contract it entered into in 2002. The SEC has requested certain documentation regarding that vendor contract, other large vendor contracts entered into from 2002 through 2004, and related accounting documents. The Audit Committee of Ingles' Board of Directors has initiated a review of the accounting issues arising out of the inquiry and others that may arise and has retained independent legal counsel to assist with that review.

        Based on information identified to date related to fiscal years 2001 through 2004, Ingles has determined that certain vendor consideration was included in the determination of operating income in the incorrect periods and has identified certain revenue and expense items that were incorrectly recorded. Management believes that Ingles may restate its financial statements for certain of the periods under review primarily to move recognition of certain vendor payments from earlier to later periods. Consequently, on December 1, 2004, management in consultation with the Audit Committee determined that our previously filed financial statements for the periods under review should no longer be relied upon until completion of the review and the issuance of any required restated financial statements.

        The Audit Committee has discussed the matters disclosed in this filing with Ernst & Young LLP, Ingles' independent registered public accounting firm.

Item 9.01 Financial Statements and Exhibits.

         (c) Exhibits.

    99.1  Copy of press release issued by Ingles on December 6, 2004.



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                                   SIGNATURES



        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          INGLES MARKETS, INCORPORATED



Date: December 6, 2004                    By: /s/ Brenda S. Tudor
                                              ----------------------------------
                                              Brenda S. Tudor
                                              Vice President-Finance and Chief
                                              Financial Officer